Summary Prospectus	December 31, 2018

Performance Trust Municipal Bond Fund
Institutional Class (Symbol: PTIMX)
Class A (Symbol: PTRMX)

Before you invest, you may want to review the Performance Trust Municipal Bond Fund’s (the “Municipal Bond Fund” or the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks.  The current statutory prospectus and statement of additional information dated December 29, 2018, are incorporated by reference into this summary prospectus.  You can find the Fund’s statutory prospectus, statement of additional information and other information about the Fund online at http://ptiafunds.com/mutual-funds/ptimx.html.  You can also get this information at no cost by calling 1-877-738-9095 or by sending an email request to info@PTAMfunds.com.

SUMMARY PROSPECTUS

Investment Objective
The investment objective of the Fund is to provide a high level of current interest income that is substantially exempt from regular federal income taxes and is consistent with preservation of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Municipal Bond Fund.

Shareholder Fees
(fees paid directly from your investment)
	Institutional Class	Class A (formerly, Retail Class)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	2.25%
Redemption Fee (as a percentage of amount redeemed on shares held 60 days or less)	2.00%	2.00%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%	0.40%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.20%	0.20%
Total Annual Fund Operating Expenses	0.60%	0.85%
Less: Fee Waiver/Expense Reimbursement	-0.05%	-0.05%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	0.55%	0.80%
(1)
Pursuant to an operating expense limitation agreement between the Municipal Bond Fund’s investment adviser, PT Asset Management, LLC (the “Adviser”), and the Municipal Bond Fund, the Adviser has agreed to waive its management fees and/or reimburse Fund expenses to ensure that Total Annual Fund Operating Expenses (exclusive of any front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage (i.e., any expenses incurred in connection with borrowings made by a Fund), interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transactional expenses, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses or extraordinary expenses such as litigation (collectively “Excluded Expenses”)) for Institutional Class shares and Class A shares do not exceed 0.55% of the Municipal Bond Fund’s average daily net assets through at least December 29, 2019.  The operating expense limitation agreement can be terminated only by, or with the consent of, the Trust’s Board of Trustees (the “Board of Trustees”).  The Adviser may request recoupment of previously waived fees and paid expenses from the Fund up to three years from the date such fees and expenses were waived or paid, subject to the operating expense limitation agreement, if such reimbursement will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment.

Example
This Example is intended to help you compare the costs of investing in the Municipal Bond Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Municipal Bond Fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Municipal Bond Fund’s operating expenses remain the same (taking into account the expense limitations through December 29, 2019).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$56	$187	$330	$745
Class A	$305	$485	$681	$1,246

Portfolio Turnover
The Municipal Bond Fund pays transaction costs, such as commissions or spreads, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Municipal Bond Fund’s performance.  During the most recent fiscal year, the Municipal Bond Fund’s portfolio turnover rate was 28.49% of the average value of its portfolio.

Principal Investment Strategies
Under normal circumstances, the Municipal Bond Fund invests at least 80% of its net assets (including any borrowings for investment purposes) in investment-grade quality municipal securities that pay interest that is exempt from regular federal income tax.  The Municipal Bond Fund may invest up to 20% of its net assets in below investment-grade municipal securities as well as up to 20% of its net assets in securities that produce income subject to federal income tax.  In addition, the Municipal Bond Fund may invest up to 20% of its net assets in other investment companies, including closed-end funds and exchange-traded funds (“ETFs”).

SUMMARY PROSPECTUS

The Municipal Bond Fund invests in municipal securities issued by or on behalf of states and local governmental authorities throughout the United States and its territories that pay interest that is exempt from regular federal income tax, but not necessarily the federal alternative minimum tax (“AMT”) for a noncorporate shareholder.  Investment-grade municipal securities include securities rated “investment grade” (e.g., BBB/Baa or higher) at the time of purchase by at least one nationally recognized statistical rating organization (“NRSRO”), or, if unrated, judged by the Adviser to be of comparable quality.  Below investment-grade securities are commonly referred to as “high yield” or “junk” bonds.

The dollar-weighted average portfolio effective maturity of the Municipal Bond Fund will normally be more than 10 years but less than 22 years.  The average duration will be more than 5 years but less than 11 years.

The Adviser will use a value-oriented strategy looking for higher-yielding and undervalued municipal securities that offer above-average total return.  The Municipal Bond Fund’s investment process begins with a top-down review of portfolio duration and yield curve positioning as well as industry, sector and credit quality.  The Adviser makes a forward projection of an individual investment’s total return characteristics over a variety of economic and interest rate scenarios, yield curve shifts and time horizons.  The Adviser may choose to sell an investment with deteriorating credit quality or limited upside potential compared to other available investments in the market.

Principal Risks
Before investing in the Municipal Bond Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take.  Remember, in addition to possibly not achieving your investment goals, you could lose money by investing in the Municipal Bond Fund.

The principal risks of investing in the Municipal Bond Fund include:

Management Risk
The risk that strategies employed by the Adviser in selecting investments for the Municipal Bond Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

General Market Risk
The value of the Fund’s shares will fluctuate based on the performance of the Fund’s investments and other factors affecting the securities markets generally.

Municipal Securities Risks
The municipal market is volatile and can be significantly affected by adverse tax, legislative or political changes and the financial condition of the issuers of municipal securities.  Because the Municipal Bond Fund may invest more than 25% of its total assets in municipal obligations issued by entities located in the same state or the interest on which is paid solely from revenues of similar projects, changes in economic, business or political conditions relating to a particular state or types of projects may have a disproportionate impact on the Municipal Bond Fund.

Municipal obligations that the Municipal Bond Fund may acquire include municipal lease obligations, which are issued by a state or local government or authority to acquire land and a wide variety of equipment and facilities.  If the funds are not appropriated for the following year’s lease payments, the lease may terminate, with the possibility of default on the lease obligation and significant loss to the Municipal Bond Fund.

The repayment of principal and interest on some of the municipal securities in which the Municipal Bond Fund may invest may be guaranteed or insured by a monoline insurance company (a financial guarantor that offers insurance coverage for a specific kind of insurable risk, such as municipal bond insurance policies).  If a company insuring municipal securities in which the Municipal Bond Fund invests experiences financial difficulties, the credit rating and price of the security may deteriorate.

Municipal securities may decrease in value during times when tax rates are falling.  The Municipal Bond Fund’s investments are affected by changes in federal income tax rates applicable to, or the continuing federal tax-exempt status of, interest income on municipal obligations.  Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the liquidity, marketability and supply and demand for municipal obligations, which would in turn affect the Municipal Bond Fund’s ability to acquire and dispose of municipal obligations at desirable yield and price levels.  If you are a noncorporate shareholder subject to the AMT, you may have to pay federal tax on a portion of your distributions from tax-exempt income.  If this is the case, the Municipal Bond Fund’s net after-tax return to you may be lower.

SUMMARY PROSPECTUS

Fixed-Income Securities Risks
Interest rates may go up resulting in a decrease in the value of the fixed-income securities held by the Municipal Bond Fund.  Credit risk is the risk that an issuer will not make timely payments of principal and interest.  There is also the risk that an issuer may “call,” or repay, its high yielding bonds before their maturity dates.  Fixed-income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment.  Limited trading opportunities for certain fixed-income securities may make it more difficult to sell or buy a security at a favorable price or time.

High-Yield Fixed-Income Securities Risk
The fixed-income securities held by the Municipal Bond Fund that are rated below investment grade are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on public perception of the issuer.  Such securities are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.

Other Investment Companies Risk
You will indirectly bear fees and expenses charged by underlying investment companies (mutual funds and ETFs) in addition to the Municipal Bond Fund’s direct fees and expenses.  As a result, your cost of investing in the Municipal Bond Fund will be higher than the cost of investing directly in the underlying investment company shares.

Exchange-Traded Fund Risk
To the extent the Fund invests in ETFs, there will be some duplication of expenses because the Fund would bear its pro rata portion of such ETFs’ management fees and operational expenses.  In addition, the risks of owning an ETF generally reflect the risks of owning the underlying securities owned by the ETF.  The price of an ETF may fluctuate within a wide range, and the Fund may lose money by investing in an ETF if the prices of the securities owned by the ETF go down.

Liquidity Risk
There may be no willing buyer of the Municipal Bond Fund’s portfolio securities and the Municipal Bond Fund may have to sell those securities at a lower price or may not be able to sell the securities at all, each of which would have a negative effect on performance.

Valuation Risk
The prices provided by the Municipal Bond Fund’s pricing service or independent dealers or the fair value determinations made by the valuation committee of the Board of Trustees may be different from the prices used by other mutual funds or from the prices at which securities are actually bought and sold.  The prices of certain securities provided by pricing services may be subject to frequent and significant change, and will vary depending on the information that is available.

Cybersecurity Risk
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks.  Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Performance
The following tables show historical performance of the Fund and provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, and by showing how the Fund’s average annual total returns for the one year, five year and since inception periods compare with those of a broad measure of market performance.  Past performance (before and after taxes) does not guarantee future results.  Recent performance information for the Fund is available on the Fund’s website at www.ptamfunds.com or by calling 1-877-738-9095.

SUMMARY PROSPECTUS

Calendar Year Total Return as of December 31

Institutional Class Shares(1)

(1)
The returns shown in the bar chart are for the Institutional Class shares.  Class A shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes have different sales charges and expenses.  Performance for Class A shares would be lower as expenses for Class A shares are higher.

The Fund’s calendar year-to-date return as of September 30, 2018 was -1.06%.  During the period shown in the bar chart, the best performance for a quarter was 4.80% (for the quarter ended March 31, 2012).  The worst performance for a quarter was -4.96% (for the quarter ended December 31, 2016).

Average Annual Total Returns
	For the Periods Ended December 31, 2017
Institutional Class Shares	One Year	Five Year	Since Inception (6/30/11)
Return Before Taxes	7.28%	3.97%	6.25%
Return After Taxes on Distributions	7.28%	3.96%	6.18%
Return After Taxes on Distributions and Sale of Fund Shares	5.30%	3.69%	5.56%
Class A Shares
Return Before Taxes	4.61%	3.29%	5.66%
Bloomberg Barclays Municipal Bond Index	5.45%	3.02%	4.28%
(reflects no deduction for fees, expenses or taxes)

Institutional Class shares of the Fund commenced operations on June 30, 2011.  Class A shares of the Fund (formerly designated as Retail Class shares) commenced operations on September 28, 2012.  Performance shown for Class A shares prior to its inception (Since Inception column) reflects the performance of the Institutional Class shares, adjusted to reflect Class A fees and expenses.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).  After-tax returns are shown for only one class and after-tax returns for other classes may vary.

For a period of time following the Fund’s inception when the Fund’s asset levels were lower than current asset levels, the Fund’s investments in certain fixed-income instruments purchased in odd lot-sized transactions contributed positively to the Fund’s performance.  As Fund asset levels increased, similar odd lot-sized transactions, if any, did not have the same relative impact on the Fund’s performance and are not anticipated to have the same relative impact on the Fund’s future performance.

Management
Investment Adviser
PT Asset Management, LLC serves as the Municipal Bond Fund’s investment adviser.

SUMMARY PROSPECTUS

Portfolio Manager
The following individuals serve as portfolio managers to the Municipal Bond Fund.  Mr. Plaiss has served as portfolio manager since the Fund’s commencement of operations in June 2011 and Mr. Appleson has served as portfolio manager since December 2017:

Name	Primary Title
G. Michael Plaiss, CFA	Portfolio Manager
Jason D. Appleson, FRM, CFA	Portfolio Manager

Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares by mail (Performance Trust Mutual Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202 (for overnight or express mail)), or by telephone at 1-877-738-9095, on any day the New York Stock Exchange (“NYSE”) is open for trading.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  Minimum initial and subsequent investment amounts are shown below.

Share Purchase Amounts	Institutional Class	Class A

Minimum Initial Investment – All Accounts	$2,500	$1,000
Minimum Subsequent Investment – All Accounts	$500	$500

Tax Information
The Municipal Bond Fund intends to make tax-exempt distributions that are exempt from regular federal income tax, but which may be subject to the federal alternative minimum tax.  The Municipal Bond Fund may also make distributions that are taxable as ordinary income or long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer, or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  Moreover, broker-dealers may charge commissions on brokerage transactions in Institutional Class shares.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.